Summary Prospectus December 18, 2025

Tortoise MLP Etf
NYSE Arca: TMLP

Before you invest, you may want to review Tortoise MLP ETF (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated December 18, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at https://etp.tortoisecapital.com/funds/tortoise-mlp-etf/#literature. You can also get this information at no cost by calling the Fund (toll-free) at 855-TCA-FUND (855-994-4437) or by sending an e-mail request to info@tortoisecapital.com.

Investment Objective

Tortoise MLP ETF, a series of Tortoise Capital Series Trust (the “Fund”), seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise MLP IndexSM (ticker symbol TCMLP) (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses(1) (expenses that you pay as a percentage of the value of your investment)
Management Fees	0.50%(2)
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

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(1)     The cost of investing in swaps, including the embedded cost of the swap, is an indirect expense of the Fund that is not reflected in the fee table and is not reflected below in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap, is estimated to be 1.5% for the initial fiscal year ending November 30, 2026.

(2)     The Fund has adopted a unitary fee structure. Under such structure, the Adviser is responsible for paying the ordinary operating expenses of the Fund from the management fee. Ordinary operating expenses do not include brokerage commissions and transaction costs, leverage/borrowing expense, securities lending fees and similar expenses. See “Investment Management — the Investment Adviser.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly offered, portfolio turnover information is not available.

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Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) and employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index. The Underlying Index is a float adjusted, capitalization weighted index of energy master limited partnerships (“MLPs”) and limited liability companies. The Underlying Index is comprised of publicly traded companies organized in the form of limited partnerships and limited liability companies engaged in the transportation, production, processing or storage of energy commodities. The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities or other financial instruments intended to provide exposure to the Underlying Index. The Fund may seek exposure to the Underlying Index through total return swaps that reference (i) the value of the Underlying Index, (ii) custom baskets of securities that replicate the value of the Underlying Index and (iii) direct equity securities of MLPs and MLP Affiliates (as defined below) or other securities that are consistent with tracking the performance of the Underlying Index. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

To be included in the Underlying Index, a company must be domiciled in the U.S. and its shares must be publicly traded and listed on the New York Stock Exchange, NASDAQ or NYSE MKT. Eligible constituents must also have a total market capitalization of at least $200 million USD at the time of inclusion in the Underlying Index and must maintain an average equity market capitalization of at least $175 million USD for a minimum of 20 trading days prior to the rebalance reference date of the Underlying Index.

Underlying Index constituents may include the following equity securities: 1) interests in energy MLPs as defined by the Energy Infrastructure Council (EIC); and 2) equity securities of energy MLP affiliates, including MLP I-Shares (indirect ownership interests in MLPs issued by MLP affiliates and referred to herein as “MLP Affiliates”). Companies included in the Underlying Index must pay a distribution greater than or equal to their minimum quarterly distribution at the time of inclusion in the Underlying Index. No individual constituent may exceed 7.5% of the Underlying Index value and securities of an MLP Affiliate family may not exceed 15% in the aggregate.

The Fund will invest primarily in total return swaps intended to provide exposure to the securities that comprise the Underlying Index. The Fund may also invest directly in the securities comprising the Underlying Index or in securities that the Adviser or Sub-Adviser (as defined below) believes to be consistent with tracking the performance of the Underlying Index, including equity securities of MLPs, MLP Affiliates or other energy companies not comprising part of the Underlying Index. No more than 25% of the Fund’s assets will be invested in qualified publicly traded partnerships, including MLPs. In addition to total return swaps and direct investments in equity securities, the Fund may invest in, Treasury securities, ETFs investing in Treasury securities, and money market funds.

Under normal circumstances, the Fund generally will seek exposure to all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index either through investment in derivatives with exposure to the constituents of the Underlying Index or directly in Underlying Index constituents; however, under various circumstances, it may not be possible or practicable to achieve exposure to all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may utilize various available investment techniques to seek performance that corresponds to the Underlying Index.

As of June 30, 2025, the Underlying Index was comprised of 23 constituents. No constituents will be added to the Underlying Index between rebalance dates, which take place on a quarterly basis in March, June, September and December. Constituents in the Underlying Index may be removed from the Underlying Index due to corporate events such as mergers, acquisitions,

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bankruptcies, takeovers, or delistings. Standard rebalances take place on a quarterly basis. Special rebalances are triggered by corporate actions and will be implemented as practically as possible on a case-by-case basis. Underlying Index constituent changes and updates, as well as any changes to the methodology, will be posted to http://tortoiseadvisors.com/. The Underlying Index is owned by the Adviser (as defined below) or an affiliate. The Adviser (also referred to herein as the “Index Provider”) provides the Underlying Index for use by the Fund at no cost to the Fund.

The Fund will concentrate its investments (i.e., hold 25% or more of its total investment exposure) in a particular industry or industries comprising the energy infrastructure sector. The Fund is a non-diversified fund.

Principal Risks

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

General Market Risk.    The Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

General Derivatives Risk.    Derivatives (e.g., total return swaps) may be riskier than other types of investments because they may be more sensitive to changes in economic market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset, a physical asset, or a market index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). Additionally, derivatives may be subject to numerous special and complex tax rules, which could cause adverse tax consequences and impact the amount, timing or character of income distributed by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. The Fund will enter into total return swaps, among other instruments, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset. Such swap arrangements are OTC derivatives that will also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations.

Total Return Swaps Risk.    Total return swaps are derivative contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps

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may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund will be subject to investment exposure on the notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

Counterparty Risk.    The Fund’s use of derivatives instruments, including OTC swap arrangements, involves risks that are different from those associated with direct investments in portfolio securities. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. The Fund may enter into derivatives arrangements with one or a limited number of counterparties.

Equity Securities Risk.    Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of energy infrastructure companies in particular, or a particular company.

Concentration Risk.    Because the Fund’s investment exposure will be concentrated in the energy infrastructure industry, the Fund is subject to loss due to adverse occurrences that may affect that industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

Energy Infrastructure Risk.    Companies in the energy infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

MLP Risk.    MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities. The Fund is also subject to the risk that the pool of eligible MLP securities that comprise the Underlying Index diminishes in sizes due to market trends in that industry, including the conversion of MLPs to C-corporations for federal income tax purposes.

MLP Tax Risk.    MLPs generally do not pay U.S. federal income tax at the partnership level, although under the centralized audit regime, MLPs are audited and imputed underpayments at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by such MLP and could result in a reduction in the value of your investment in the Fund.

MLP Affiliate Risk.    The performance of securities issued by MLP Affiliates, including common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.

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Tax Status Risk.    The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Fund’s investments in qualified publicly traded partnerships, including MLPs, is limited to 25% of total assets. To achieve its objective of tracking the performance of the Underlying Index, the Fund will obtain exposure to the Underlying Index through derivative transactions with reference assets that correlate to the performance of the Underlying Index or its individual constituents. The treatment of certain types of derivative transactions may be subject to differing interpretations or there may be limited guidance available. There is no assurance that the Internal Revenue Service will agree with interpretations taken by the Fund. If for any taxable year the Fund fails to qualify as a RIC due to its interpretation of regulatory guidance or otherwise, its taxable income will be subject to federal income tax at regular corporate rates and income available for distribution to shareholders will be reduced.

Liquidity Risk.    The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Illiquid or restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

Non-Diversification Risk.    The Fund is classified as “non-diversified,” which means the Fund will expose a larger percentage of its assets to a smaller number of issuers than would a diversified fund. Exposure to a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among a greater number of issuers.

New Fund Risk.    The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base an investment decision.

Legal and Regulatory Change Risks.    The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.

ETF-Related Risks

Passive Investment Risk.    The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security provides exposure to an issuer that is removed from the Underlying Index or the selling of the security is otherwise required upon a rebalancing of the Underlying Index.

Tracking Error Risk.    There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. The Fund’s return may not match the return of its Underlying Index for a number of reasons, including differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs including costs associated with derivatives, the Fund’s holding of cash, differences in timing of the accrual of distributions or the tax character of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Consequently, the performance of the Fund may diverge from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions, or due to delays of the Fund in purchasing and selling securities. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

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Methodology Risks.    The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Index Provider can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Fund with the market exposure it seeks.

Shares May Trade at Prices Different than NAV Per Share.    Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Authorized Participant Concentration Risk.    Only authorized participants (“Authorized Participants”) may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as Authorized Participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for Creation Units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other Authorized Participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.

Cash Transactions Risk.    The Fund intends to effect a significant portion of creations and redemptions for cash rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. The Fund may be required to sell portfolio securities or other assets in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees or transaction fees for derivative instruments. These brokerage fees, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind.

Market Maker Risk.    The Fund faces numerous market risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and in greater than normal intraday bid-ask spreads for Fund shares.

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Trading Issues Risk.    Trading in Fund shares on the Exchange (as defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Performance History

The Fund has not commenced operations and does not have a performance history.

Investment Adviser and Investment Sub-Adviser

Tortoise Capital Advisors, L.L.C. (the “Adviser”)

Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”)

Portfolio Managers

The Fund is managed by the Sub-Adviser’s portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Andrew Serowik, Gabriel Tan, CFA, Todd Alberico and Brian Cooper, all of whom share responsibility for such investment management and have each served as portfolio manager to the Fund since inception.

Purchase and Sale of Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” ETF Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. The Fund intends to effect redemptions primarily for cash, rather than in-kind securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. The Fund currently expects to issue and redeem Creation Units primarily for cash because of the types of assets in which it invests. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on NYSE Arca (the “Exchange”). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://tortoiseadvisors.com/.

The Fund anticipates that one or more institutional investors or private funds managed by the Adviser may make in-kind contributions of securities in qualifying exchanges under Section 351 of the Code.

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Tax Information

Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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